Exhibit 10.4


                                                                  EXECUTION COPY


              AMENDED AND RESTATED COMMON STOCK PURCHASE AGREEMENT

     This Amended and Restated Common Stock Purchase Agreement (this "Agreement") is made and effective as of April 8, 2003 by and among Geron Corporation, a Delaware corporation (the "Company"), and the Purchasers identified in the signature pages attached hereto (each, a "Purchaser" and, collectively, the "Purchasers").

     WHEREAS, the Company and the Purchasers entered into a Common Stock Purchase Agreement dated as of April 7, 2003 (the "Original Purchase Agreement") pursuant to which the Company issued and sold certain shares of the Company's common stock, $0.001 par value per share (the "Common Stock") and warrants to purchase shares of Common Stock.

     WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to sell to the Purchasers and the Purchasers severally desire to purchase from the Company additional shares of Common Stock, as more fully set forth in this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers agree that the terms of the Original Purchase Agreement shall be amended and restated as follows as if so amended and restated as of the date of the Original Purchase
Agreement:

     1. Closing.

     (a) The closing of the sale of the securities contemplated hereby (the "Closing") shall take place at the offices of Proskauer Rose LLP ("Purchaser Counsel"), 1585 Broadway, New York, New York 10036, on April 8, 2003 or on such date or location as the parties shall otherwise agree. The date of the Closing is hereinafter referred to as the "Closing Date." At the Closing: (x) the Company shall issue and deliver to each Purchaser (i) a stock certificate, registered in the name of such Purchaser and free of all restrictive legends, representing the number of shares of Common Stock (the shares of Common Stock issued and sold to the Purchasers hereunder are collectively, the "Shares") equal to the quotient obtained by dividing (a) the purchase price set forth below such Purchaser's signature to this Agreement by (b) $4.60, or, for Purchasers who provide the necessary account information to the Company, the Company shall issue and deliver such Shares in a balance account with The Depository Trust Company through its Deposit Withdrawal Agent Commission System,
(ii) a warrant in the form of Exhibit A hereto (the "Warrant"), registered in the name of such Purchaser, pursuant to which the Purchaser shall have the right to acquire the number of shares of Common Stock indicated below such Purchaser's signature to this Agreement, (iii) a prospectus supplement with respect to the Registration Statement (as defined in Section 2(e)) reflecting the sale of the Securities (the "Supplement"), and (iv) the legal opinion of the Company's outside counsel substantially in the form of Exhibit B; and (y) each Purchaser shall deliver to the Company the purchase price set forth below such Purchaser's signature to this Agreement, in immediately available funds by wire transfer to an account designated in writing by the Company for such purpose.

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     (b) The obligation of the Purchasers to purchase and acquire Securities under this Agreement is subject to the fulfillment (or waiver by such Purchaser) of each of the following conditions:

          (i) The Company shall have filed the Supplement with the Securities and Exchange Commission (the "Commission").

          (ii) The Registration Statement (as defined in Section 2(g) below) shall be effective on the Closing Date as to all Securities, not subject to any threatened or actual stop order and will not on the Closing Date contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

         (iii) The Company shall have provided a certificate from a duly authorized officer certifying on behalf of the Company that each of the conditions set forth in this Section 1(b) shall have been satisfied.

     (c) For the purposes of this Agreement, the following definitions shall apply:

     "Eligible Market" means any of the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market or the Nasdaq Small Cap Market.

     "Person" means any court or other federal, state, local or other governmental authority or other individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

     "Securities" means the Shares and Warrants (including the Common Stock issuable upon exercise of the Warrants) issued or issuable pursuant to this Agreement, together with any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

     "Subsidiaries" means any subsidiary, as defined in Rule 1-02(x) of Regulation S-X promulgated by the Commission, of the Company.

     "Trading Day" means (a) any day on which the Common Stock is listed or quoted and traded on the Nasdaq National Market, (b) if the Common Stock is not then listed or quoted and traded on any Eligible Market, then a day on which trading occurs on the Nasdaq National Market (or any successor thereto), or (c) if trading does not occur on the Nasdaq National Market (or any successor thereto), any business day.

     "Transaction Documents" means this Agreement, the Warrants and any other documents or agreements executed in connection with the transactions contemplated hereunder.

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     2. Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to each of the Purchasers:

     (a) Organization and Qualification. Each of the Company and its Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, (i) adversely affect the legality, validity or enforceability of any Transaction Document, (ii) have or result in a material adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) adversely impair the Company's ability to perform fully on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a "Material Adverse Effect").

     (b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder. The execution and delivery of each Transaction Document by the Company and the consummation by it of the transactions contemplated hereunder have been duly authorized by all necessary action on the part of the Company and no further consent or action is required by the Company, its Board of Directors or its stockholders. This Agreement has been (or upon delivery will be) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

     (c) No Conflicts. The execution, delivery and performance of each Transaction Document by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation or bylaws, or (ii) subject to obtaining the Required Approvals (as defined below), conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations) and the rules and regulations of any self-regulatory organization to which the Company or its securities are subject, or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and
(iii), such as could not, individually or in the aggregate, have or result in a Material Adverse Effect.

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     (d) Filings, Consents and Approvals. Neither the Company nor any Subsidiary
is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of any Transaction Document, other than (i) the required filing of the Supplement, (ii) applicable Blue Sky filings, and (iii) in all other cases where the failure to obtain such consent, waiver, authorization or order, or to give such notice or make such filing or registration could not have or result in, individually or in the aggregate, a Material Adverse Effect (collectively, the "Required Approvals").

     (e) Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with the terms hereof, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens, encumbrances and rights of first refusal. The Company has reserved a sufficient number of duly authorized shares of Common Stock to issue all of the Securities. At the Closing, the Shares and the shares of Common Stock issuable upon conversion of the Warrant (such shares, collectively with the Shares, the "Total Shares") shall have been listed for trading on the Nasdaq National Market (the "Trading Market").

     (f) Registration Statement. The Company's Registration Statement on Form S-3 (No. 333-81596) (the "Registration Statement") was declared effective by the Commission on February 14, 2002. The Registration Statement is effective on the date hereof and the Company has not received notice that the Commission has issued or intends to issue a stop order with respect to the Registration Statement or that the Commission otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or intends or has threatened in writing to do so. The Registration Statement (including the information or documents incorporated by reference therein), as of the time it was declared effective, and any amendments or supplements thereto, each as of the time of filing, did not contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The issuance of the Securities to the Purchasers is registered by the Registration Statement.

     (g) Listing and Maintenance Requirements. Except as specified in the SEC Reports, the Company has not, in the two years preceding the date hereof, received notice from the Trading Market to the effect that the Company is not in compliance with the listing or maintenance requirements thereof. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with the listing and maintenance requirements for continued trading of the Common Stock on the Trading Market.

     (h) Certain Fees. The Purchasers shall have no obligation with respect to any fees incurred by the Company or any other Person (other than the Purchasers, if the Purchasers have agreed in writing to pay such fees) or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents. The Company shall indemnify and hold harmless the Purchasers, their employees, officers, directors, agents, and partners, and their affiliates, from and against all claims, losses, damages, costs (including the reasonable costs of preparation and reasonable attorney's fees) and expenses suffered in respect of any such claimed or existing fees incurred by the Company or any other Person (other than the Purchasers, if the Purchasers have agreed in writing to pay such fees), as such fees and expenses are incurred.

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     (i) Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that constitutes or might constitute material, nonpublic information (other than information relating to this Agreement, which information shall be disclosed in the 8-K Filing and the press release pursuant to Section 5(b) herein). The Company understands and confirms that each of the Purchasers will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, the Registration Statement and the Supplement, furnished by or on behalf of the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed (assuming for this purpose that the Company's reports filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act") are being incorporated into an effective registration statement filed by the Company under the Securities Act of 1933, as amended (the "Securities Act")). The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in
Section 3.

     (j) No Violation. The issuance and sale of the Securities hereunder does not conflict with or violate any rules or regulations of the Trading Market.

(k) SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC Reports" and, together with this Agreement and the Schedules to this Agreement, the "Disclosure Materials") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial

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position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. All material agreements to which the Company or any Subsidiary is a party or to which the property or assets of the Company or any Subsidiary are subject are included as part of or specifically identified in the SEC Reports.

     (l) Acknowledgment Regarding Purchasers' Purchase of Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm's length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Purchasers' purchase of the Securities. The Company further represents to each Purchaser that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.

     3. Representations and Warranties of the Purchasers. Each Purchaser hereby for itself and for no other Purchaser, represents, warrants and covenants to the Company as follows:

     (a) Organization; Authorization. Each such Purchaser is an entity is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. Such Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement. Upon the execution and delivery of this Agreement and assuming the valid execution hereof by the Company, this Agreement shall constitute the valid and binding obligation of such Purchaser enforceable in accordance with its terms. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.

     (b) No Short. Each Purchaser represents and warrants that, as of the date hereof, it does not have a Short Position . A "Short Position" means the Purchaser holding a position in the Common Stock achieved through the sale of Common Stock in a transaction marked as a short sale, or a position achieved though any transactions designed to have the same economic effect (such as the purchase or sale of puts, calls or other deriviative instrument).

     4. Other Agreements of the Parties.

     4.1 Subsequent Placements.

     (a) Except for the issuance of Common Stock pursuant to Section 1(c), from the date hereof through April 15, 2003 (including such date) (the "Blockout Period"), the Company will not, directly or indirectly, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition of) any of its or the Subsidiaries' equity or equity equivalent securities, including without limitation any debt, preferred stock or other instrument or security that is, at any time during its life and under any circumstances, convertible into or exchangeable or exercisable for Common Stock or Common Stock Equivalents (any such offer, sale, grant, disposition or announcement being referred to as a "Subsequent Placement").

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     (b) From the end of the Blockout Period until the one (1) year anniversary of the Blockout Period, the Company will not, directly or indirectly, effect any Subsequent Placement unless the Company shall have first complied with this
Section 4.1(b).

          (i) The Company shall deliver to each Purchaser a written notice (the "Offer") of any proposed or intended issuance or sale or exchange of the securities being offered (the "Offered Securities") in a Subsequent Placement, which Offer shall (w) identify and describe the Offered Securities, (x) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (y) identify the persons or entities (if known) to which or with which the Offered Securities are to be offered, issued, sold or exchanged and (z) offer to issue and sell to or exchange with each Purchaser (A) (1) with respect to the period from the end of the Blockout Period until the seven month anniversary of the Blockout Period, a pro rata portion of the Offered Securities, and (2) with respect to the period from the seven month anniversary until the one year anniversary of the Blockout Period, a pro rata portion of an amount equal to forty percent (40%) of the Offered Securities, in each case based on such Purchaser's pro rata portion of the aggregate purchase price paid by the Purchasers for all of the Shares purchased hereunder (the "Basic Amount"), and (B) with respect to each Purchaser that elects to purchase its Basic Amount, any additional portion of the Offered Securities attributable to the Basic Amounts of other Purchasers as such Purchaser shall indicate it will purchase or acquire should the other Purchasers subscribe for less than their Basic Amounts (the "Undersubscription Amount").

          (ii) To accept an Offer, in whole or in part, a Purchaser must deliver a written notice to the Company prior to the end of the five (5) Trading Day period of the Offer, setting forth the portion of the Purchaser's Basic Amount that such Purchaser elects to purchase and, if such Purchaser shall elect to purchase all of its Basic Amount, the Undersubscription Amount, if any, that such Purchaser elects to purchase (in either case, the "Notice of Acceptance"). If the Basic Amounts subscribed for by all Purchasers are less than the total of all of the Basic Amounts, then each Purchaser who has set forth an Undersubcription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, the Undersubscription Amount it has subscribed for; provided, however, that if the Undersubscription Amounts subscribed for exceed the difference between the total of all the Basic Amounts and the Basic Amounts subscribed for (the "Available Undersubscription Amount"), each Purchaser who has subscribed for any Undersubscription Amount shall be entitled to purchase on that portion of the Available Undersubscription Amount as the Basic Amount of such Purchaser bears to the total Basic Amounts of all Purchasers that have subscribed for Undersubscription Amounts, subject to rounding by the Board of Directors to the extent its deems reasonably necessary.

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         (iii) The Company shall have fifteen (15) days from the expiration of the period set forth in Section 4.1(b)(ii) above to issue, sell or exchange all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the Purchasers (the "Refused Securities"), but only to the offerees described in the Offer (if so described therein) and only upon terms and conditions (including, without limitation, unit prices and interest rates) that are not more favorable to the acquiring person or persons or less favorable to the Company than those set forth in the Offer.

          (iv) In the event the Company shall propose to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in Section 4.1(b)(iii) above), then each Purchaser may, at its sole option and in its sole discretion, reduce the number or amount of the Offered Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the Offered Securities that the Purchaser elected to purchase pursuant to Section 4.1(b)(ii) above multiplied by a fraction, (i) the numerator of which shall be the number or amount of Offered Securities the Company actually proposes to issue, sell or exchange (including Offered Securities to be issued or sold to Purchasers pursuant to Section 4.1(b)(ii) above prior to such reduction) and (ii) the denominator of which shall be the original amount of the Offered Securities. In the event that any Purchaser so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, the Company may not issue, sell or exchange more than the reduced number or amount of the Offered Securities unless and until such securities have again been offered to the Purchasers in accordance with Section 4.1(b)(i) above.

          (v) Upon the closing of the issuance, sale or exchange of all or less than all of the Refused Securities, the Purchasers shall acquire from the Company, and the Company shall issue to the Purchasers, the number or amount of Offered Securities specified in the Notices of Acceptance, as reduced pursuant to Section 4.1(b)(iv) above if the Purchasers have so elected, upon the terms and conditions specified in the Offer. The purchase by the Purchasers of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Purchasers of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the Purchasers, the Company and their respective counsel.

          (vi) Any Offered Securities not acquired by the Purchasers or other persons in accordance with Section 4.1(b)(iii) above may not be issued, sold or exchanged until they are again offered to the Purchasers under the procedures specified in this Agreement.

     (c) Notwithstanding anything herein to the contrary, the restrictions contained in paragraph (a) and (b) of this Section shall not apply to (i) the granting of stock options to employees, officers and directors of the Company pursuant to any stock option plan duly adopted by the Company or to the issuance of Common Stock upon exercise of such options, (ii) the issuance of Common Stock to officers or employees pursuant to any employee stock purchase plan or similar plan designed to provide equity compensation to employees of the Company, (iii) the issuance of Common Stock to providers of goods or services to the Company in compensation for such goods or services, or (iv) licensing transactions and transactions that are primarily strategic transactions.

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     4.2 Disclosure of Material Non-Public Information. Each of the parties confirms that the Company has not and shall not, and the Company shall cause each of its Affiliates (as defined in Rule 405 under the Securities Act) and other Persons acting on its behalf not to, divulge to any Purchaser any information that it believes to be material non-public information unless such Purchaser has agreed in writing to receive such information prior to such divulgence. Each Purchaser has made its own independent examination, investigation, analysis and evaluation of the Company, including but not limited to an evaluation of the value of the Securities and has not relied upon any non-public information relating to the Company provided to the Purchasers by the Company or any of its Affiliates or other persons acting on its behalf.

     4.3 Reservation and Listing of Securities. The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may be required to fulfill its obligations in full under this Agreement and upon exercise of the Warrant. In the event that at any time the then authorized shares of Common Stock are insufficient for the Company to satisfy its obligations in full under this Agreement and the Warrant, the Company shall promptly take such actions as may be required to increase the number of authorized shares. The Company shall have filed an additional shares listing application with the Nasdaq National Market to cover the Securities within 1 Trading Day of the Closing Date. The Company shall take such steps as may be required to cause and maintain the listing of the Total Shares on the Trading Market and such other exchange, market or quotation facility on which the Common Stock is traded.

     4.4 Indemnification

     (a) The Company will indemnify and hold harmless each Purchaser and any of its affiliates or any officer, director, partner, controlling person, employee or agent of a Purchaser or any of its affiliates (a "Related Person") for its reasonable legal and other expenses (including the costs of any investigation, preparation and travel) and for any Losses incurred in connection with any action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a disposition), whether commenced or threatened (each, a "Proceeding"), insofar as such Losses arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or the Supplement, or any amendment or supplement thereto, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434, under the Securities Act, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them, in light of the circumstances under which they were made, not misleading, as such expenses or Losses are incurred. In addition, the Company shall indemnify and hold harmless each Purchaser and Related Person from and against any and all Losses, as incurred, arising out of or relating to any breach by the Company of any of the representations, warranties or covenants made by the Company in this Agreement

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or any other Transaction Document, or any allegation by a third party that, if true, would constitute such a breach. The conduct of any Proceeding for which indemnification is available under this paragraph shall be governed by Section 4.4(b). The indemnification obligations of the Company under this paragraph shall be in addition to any liability that the Company may otherwise have and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Purchasers and any such Related Persons. The Company also agrees that neither the Purchasers nor any Related Persons shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company in connection with or as a result of the transactions contemplated by the Transaction Documents, except to the extent that any losses, claims, damages, liabilities or expenses incurred by the Company result from the gross negligence or willful misconduct of the applicable Purchaser or Related Person in connection with such transactions. If the Company breaches its obligations under any Transaction Document, then, in addition to any other liabilities the Company may have under the Transaction Documents or applicable law, the Company shall pay or reimburse the Purchasers on demand for all costs of collection and enforcement (including reasonable attorneys fees and expenses). Without limiting the generality of the foregoing, the Company specifically agrees to reimburse the Purchasers on demand for all costs of enforcing the indemnification obligations in this paragraph. For the purposes of this Section 4.4, "Losses" shall mean any and all losses, claims, damages, liabilities, settlement costs and expenses, including without limitation costs of preparation of legal action and reasonable attorneys' fees.

     (b) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to the Transaction Documents, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

     An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

     All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

     5. Miscellaneous

     (a) Fees and Expenses. At the Closing, the Company shall pay to Mainfield Enterprises, Inc. an aggregate of $15,000 for their legal fees and expenses incurred in connection with its due diligence and the preparation and negotiation of this Agreement. In lieu of the foregoing payment, Mainfield Enterprises, Inc. may retain such amount at the Closing or require the Company to pay such amount directly to Purchaser Counsel. Except as expressly set forth in this Agreement to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the sale and issuance of their applicable Securities.

     (b) Securities Laws Disclosure; Publicity. The Company shall, on or before 9 a.m., Eastern Standard time, on April 9, 2003, issue a press release reasonably acceptable to the Purchasers disclosing all material terms of the transactions contemplated hereby and file a Current Report on Form 8-K with the Commission (the "8-K Filing") describing the terms of the transactions contemplated by this Agreement and including as exhibits to such 8-K Filing this Agreement, in the form required by the Exchange Act. Thereafter, the Company shall timely file any filings and notices required by the Commission or applicable law with respect to the transactions contemplated hereby and provide copies thereof to the Purchasers promptly after filing. Neither the Company nor the Purchasers shall issue any press release or make any other public announcement relating to this Agreement unless (i) the content thereof is mutually agreed to by the Company and the Purchasers, or (ii) such party is advised by its counsel that such press release or public announcement is required by law; except that no press release issued to disclose the issuance and sale of the Securities to the Purchasers will refer to the Purchasers by name.

     (c) Entire Agreement; Amendments. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into this Agreement and its exhibits and schedules. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and Purchasers then holding two-thirds of the Shares purchased hereunder. The waiver by either party hereto of any right hereunder or the failure to perform or of a breach by the other party shall not be deemed a waiver of any other right hereunder or of any other breach or failure by said other party whether of a similar nature or otherwise.

(d) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (ii) the Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Agreement later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:


         If to the Company:                 Geron Corporation
                                            230 Constitution Drive
                                            Menlo Park, California  94025
                                            Attn:  Chief Financial Officer

         With a copy to:                    Latham & Watkins LLP
                                            135 Commonwealth Dr.
                                            Menlo Park, CA 94025-1105
                                            Facsimile No.:  (650) 463-2600
                                            Attn: Alan Mendelson, Esq.

         If                                 to the Purchasers:
                                            To the address set forth under such
                                            Purchaser's name on the signature
                                            pages attached hereto.



     or such other address as may be designated in writing hereafter, in the same manner, by such Person.

     (e) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys fees and other reasonable costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

     (f) Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

     (g) Independent Nature of Purchasers. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement. The decision of each Purchaser to purchase Securities pursuant to this Agreement has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or of the Subsidiary which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser or any of its agents or employees shall have any liability to any other Purchaser (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein, and no action taken by any Purchaser pursuant hereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

     (h) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser. The Purchaser may assign its rights under this Agreement and the Warrant to any Person.

     (i) Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof, each reference in the Transaction Documents to a number of shares or a price per share shall be amended to appropriately account for such event.

     (j) Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.



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                             SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this Common Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                     GERON CORPORATION


                    By: /s/ David L. Greenwood
                       ----------------------------------------
                         Name: David L. Greenwood
                         Title: Chief Financial Officer





                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                      SIGNATURE PAGE OF PURCHASERS FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have caused this Common Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                  MAINFIELD ENTERPRISES, INC.


                  By: /s/ Avi Vigder
                      -----------------------------------------
                      Name: Avi Vigder
                      Title: Authorized Signatory

                  Purchase Price:                           $10,120,000

                  Number of Shares to be acquired:            2,200,000

                  Underlying shares of Common Stock subject to Warrant:  300,000

                  Address for Notice:
                  Mainfield Enterprise, Inc.
                  c/o Eldad Gal
                  600 Madison Avenue
                  New York, NY  10022
                  Telephone No.: (212) 651-9000
                  Facsimile No.:    (212) 651-9010

With copies to:   Proskauer Rose LLP
                  1585 Broadway
                  New York, NY  10036-8299
                  Facsimile No.:  (212) 969-2900
                  Attn: Adam J. Kansler, Esq.

                  THE RIVERVIEW GROUP, LLC


                  By: /s/ Terry Feeny
                     ---------------------------------------
                      Name: Terry Feeny
                      Title: Chief Operating Officer

                  Purchase Price:                             $10,120,000

                  Number of Shares to be acquired:            2,200,000

                  Underlying shares of Common Stock subject to Warrant:  300,000

                  Address for Notice:
                  The Riverview Group, LLC
                  666 Fifth Avenue, 8th Floor
                  New York, New York 10103
                  Telephone No.: Dan Cardella
                  Facsimile No.:    (212) 841-6302
                  Attn:  (212) 841-4176


                                       18